SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of report (Date of earliest event reported)      July 6, 2000


                            Bell Microproducts Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                   California
                 (State of Other Jurisdiction of Incorporation)


        0-21528                                       94-3057566
(Commission File Number)                (I.R.S. Employer Identification No.)


          1941 Ringwood Avenue
          San Jose, California                                  95131
    (Address of Principal Executive Offices)                  (Zip Code)


                                 (408) 451-1685
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5   Other Events.

         On July 6, 2000, Bell Microproducts Inc. issued a press release announcing $180 million subordinated debt financing with the Retirement Systems of Alabama. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K. Also, on July 6, 2000, Bell Microproducts Inc. issued a press release announcing its plans to locate its new Corporate Technology Center in Montgomery, Alabama with over 300 people to be employed. A copy of the press release is filed as Exhibit 99.2 to this Form 8-K.


Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Businesses Acquired:

                  Not Applicable.

         (b)      Pro Forma Financial Information:

                  Not Applicable.

         (c)      Exhibits:

                  See Exhibit Index on page following Signatures.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BELL MICROPRODUCTS INC.


Date:  July 10, 2000                    By  /s/ W. Donald Bell
                                            W. Donald Bell
                                            President & Chief Executive Officer

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                  EXHIBIT INDEX

                                       to

                                    FORM 8-K


                            BELL MICROPRODUCTS INC.




Exhibit Number    Exhibit Description
--------------    -------------------
    99.1          Press release dated July 6, 2000 regarding Debt Financing.

    99.2          Press release dated July 6, 2000 regarding New Location.